                                                                            EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                               NOVEMBER 17, 2023

Know  all  by these presents, that the undersigned hereby makes, constitutes and appoints  Marc  Sher as the undersigned's true and lawful attorney-in-fact, with full  power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

1.    Prepare,  execute,  acknowledge, deliver and file Forms 144, Schedules 13G or  13D,  and  Forms  3,  4,  and  5  (including  any amendments thereto), including applications for Form ID, and any actions or documents necessary to  facilitate  the  timely  filing  of  notices  of  proposed  sales  and beneficial  ownership  reports,  with  respect  to the securities of TEGNA
      Inc.,  a  Delaware  corporation  (the  "Company"),  with the United States
      Securities  and Exchange Commission, any national securities exchanges and
      the   Company,  as  considered  necessary  or  advisable  under  Rule  144 promulgated under the Securities Act of 1933, as amended from time to time
      (the  "Securities  Act") and/or Sections 13(d) and 16(a) of the Securities
      Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");

2.    Seek   or   obtain,   as  the  undersigned's  representative  and  on  the
      undersigned's   behalf,  information  on  transactions  in  the  Company's securities  from any third party, including brokers, employee benefit plan administrators  and  trustees,  and  the undersigned hereby authorizes any such  person  to  release  any  such  information  to  the undersigned and approves and ratifies any such release of information; and

3.    Perform   any   and  all  other  acts  which  in  the  discretion  of  the attorney-in-fact  are  necessary  or  desirable  for  and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

1.    This  Limited  Power  of  Attorney  authorizes,  but does not require, the attorney-in-fact  to act in his discretion on information provided to such attorney-in-fact without independent verification of such information;

2.    Any  documents  prepared and/or executed by the attorney-in-fact on behalf of  the  undersigned pursuant to this Limited Power of Attorney will be in such  form  and  will  contain  such  information  and  disclosure as such attorney-in-fact, in his discretion, deems necessary or desirable;

3.    Neither the Company nor the attorney-in-fact assumes (i) any liability for the  undersigned's  responsibility  to comply with the requirements of the
      Exchange  Act,  (ii)  any  liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 13 or 16 of the Exchange
      Act; and

4.    This  Limited  Power  of  Attorney  does  not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
      Securities  Act  or  the  Exchange  Act,  including without limitation the reporting requirements under Rule 144 under the Securities Act or Sections
      13(d)  and 16 of the Exchange Act. The undersigned hereby gives and grants the  attorney-in-fact  full  power and authority to do and perform all and every  act  and thing whatsoever requisite, necessary or appropriate to be done  in  and  about  the  foregoing  matters  as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all  that  such attorney-in-fact of, for and on behalf of the undersigned, shall  lawfully  do or cause to be done by virtue of this Limited Power of
      Attorney.

This  Limited  Power  of  Attorney  shall  remain in full force and effect until
revoked   by   the   undersigned   in   a   signed   writing  delivered  to  the
attorney-in-fact.

IN  WITNESS  WHEREOF,  the  undersigned  hereto has caused this Limited Power of
Attorney to be duly executed as of the day and year first above written.

                             By: /s/ Lauren Fisher
                                 --------------------------
                             Name: Lauren Fisher